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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: April 3, 1998
                        (Date of earliest event reported)



                        RETIREMENT CARE ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)


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
           COLORADO                           1-14114                         43-1441789
(State or other jurisdiction of      (Commission file number)     (I.R.S. Employer Identification No.)
incorporation or organization)
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                       6000 LAKE FORREST DRIVE, SUITE 200
                             ATLANTA, GEORGIA 30328
                    (Address of principal executive offices)

                                 (404) 255-7500
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On April 3, 1998, Retirement Care Associates, Inc. ("RCA") entered into a fourth amendment (the "Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997, by Amendment No. 2 thereto dated as of August 21, 1997 and by Amendment No. 3 thereto dated as of November 25, 1997 (as amended, the "Merger Agreement"), by and among RCA, Sun Healthcare Group, Inc., a Delaware corporation ("Sun"), and Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Sun ("Merger Sub"), pursuant to which Merger Agreement Merger Sub will be merged (the "Merger") with and into RCA.

         The Amendment (i) extends the date after which either party may freely terminate the Merger Agreement from March 31, 1998 to June 30, 1998 and (ii) adds as a condition to Sun's obligation to consummate the Merger a requirement that a Memorandum of Understanding entered into in connection with the settlement of certain shareholder litigation involving RCA remain in effect.

         The Merger is subject to approval by the shareholders of Sun and RCA and will be considered at separate meetings now anticipated to occur in the second quarter of 1998. The Merger remains subject to other customary conditions. The Merger will be effective promptly following shareholder approval, assuming satisfaction of the other conditions to the Merger.

         The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits. The following is a list of the Exhibits attached hereto.

Exhibit No. 2.1   Amendment No. 4 to the Agreement and Plan of Merger and
                  Reorganization dated as of February 17, 1997, as amended by Amendment No. 1 thereto dated as of May 27, 1997, by Amendment
                  No. 2 thereto dated as of August 21, 1997 and by Amendment No.
                  3 thereto dated as of November 25, 1997 among Sun Healthcare
                  Group, Inc., Peach Acquisition Corporation and Retirement Care
                  Associates, Inc.

Exhibit No. 99.1  Joint Press Release


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                                    SIGNATURE


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    RETIREMENT CARE ASSOCIATES, INC.



                                    By:  \s\ Darrell C. Tucker
                                         -------------------------
                                         Darrell C. Tucker, Its Treasurer



Dated as of April 3, 1998.


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                                  EXHIBIT INDEX


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EXHIBIT NO.                                 DESCRIPTION                                 PAGE
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         2.1      Amendment No. 4 to the Agreement and Plan of Merger and
                  Reorganization dated as of February 17, 1997, as amended by
                  Amendment No. 1 thereto dated as of May 27, 1997, by Amendment
                  No. 2 thereto dated as of August 21, 1997 and by Amendment No.
                  3 thereto dated as of November 25, 1997 among Sun Healthcare
                  Group, Inc., Peach Acquisition Corporation and Retirement Care
                  Associates, Inc.

         99.1     Joint Press Release
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